Exhibit 99.1

McGraw Hill, Inc. Announces CEO Succession Plan

Former Vimeo CEO, Google AI Executive Philip Moyer Named President and CEO

and Board Member Effective February 9, 2026

Simon Allen to Retire, Remain Chair of the Board

Columbus, Ohio, January 6, 2026 – McGraw Hill, Inc. (NYSE: MH) (“McGraw Hill” or the “Company”), a leading global provider of education solutions for K-12, higher education and professional learning, today announced that Philip Moyer will become the Company’s President and CEO and join the Board of Directors effective February 9, 2026.

Moyer succeeds Simon Allen, who will retire as President and CEO after leading the Company since October 2019. Allen will continue as Chair of the Company’s Board of Directors and will work closely with Moyer and the McGraw Hill executive team to ensure a smooth transition and help steer the Company’s long-term growth strategies.

“We are grateful for Simon’s outstanding leadership and the strong foundation he built for McGraw Hill’s long-term financial health and profitability,” said Jacob Kotzubei, Co-President of Platinum Equity and a McGraw Hill Board member. “His passion for education, deep knowledge of the industry and devotion to McGraw Hill and his team have been instrumental in the Company’s transformation. We thank him for guiding McGraw Hill through its journey to become publicly traded and look forward to his continued contributions as Chair. He will be a great asset to Philip and to the Board.”

Moyer brings extensive experience in technology and AI-driven transformation to McGraw Hill. He most recently served as CEO of Vimeo, where he launched an AI-first video strategy that delivered double-digit improvements in revenue and profitability.

Previously, he spent five years at Alphabet, helping launch Google’s Generative AI strategy. He served as Global VP of Applied AI Engineering and Business Development for Google Cloud, after joining the division in July 2019 as VP of Strategic Industries.

Moyer also served as CEO of financial technology companies EDGAR Online, a provider of financial data and analytics solutions, and Cassiopae, a French software company in the commercial banking market. He also served in various roles at Amazon and Microsoft, where he spent 15 years managing global customer teams.

Earlier in his career, Moyer co-founded IEP+ Orion System Group, where he built one of the first digital Individualized Education Programs designed to help K-12 schools manage special education curriculums, testing scores and regulatory reporting. He started his career as a software engineer for nuclear submarines at GE Aerospace after graduating from the University of Pittsburgh with a degree in computer science.

“We are thrilled to welcome Philip to McGraw Hill,” added Matthew Louie, Managing Director at Platinum Equity and a McGraw Hill Board member. “His history of developing market-defining AI solutions that have helped some of the biggest names in technology achieve transformative growth draws many parallels to the opportunities ahead for McGraw Hill. We believe that Philip’s experience, paired with Simon’s continued involvement as Chair, will ensure a seamless transition and bolster the Company’s positive trajectory of increasing market share, revenue growth and profitability.”

Allen added, “I’ve loved every minute working in the education industry for more than 40 years, and rejoining McGraw Hill in 2018 was one of the best decisions of my career. It’s been an honor to build on our extraordinary strengths – the best talent, technology and content in the industry, a deeply trusted brand and an unwavering commitment to helping students and educators succeed. Philip’s extensive experience leading AI strategy and innovation at major technology companies with a relentless customer focus make him the right leader to write the next chapter in our iconic Company’s long and illustrious history. I’m grateful to have the opportunity to continue to serve as Chair of the Board, ensuring Philip has the resources he needs to help McGraw Hill lead the industry in supporting educators and learners for many years to come.”

Moyer commented, “I am thrilled to join McGraw Hill at such a pivotal time. Education has the power to transform lives, and leading a company dedicated to supporting every stage of the learning life cycle is a privilege. McGraw Hill’s trusted brand – combined with its content, data, scale and customer relationships – creates a unique opportunity to harness AI to deliver personalized learning experiences. I look forward to working with Simon and the entire team at McGraw Hill to build on this strong foundation and continue using advanced technology to shape the future of education.”

During Allen’s tenure at McGraw Hill, the Company experienced significant growth in the markets it serves. Under his leadership, the business expanded its market share and achieved a higher quality revenue profile, with its current revenue being nearly two-thirds digital and nearly 60% re-occurring. Before being named President and CEO of McGraw Hill, Allen served as President of the Company’s Higher Education and International business units after rejoining McGraw Hill in March 2018. Allen was previously the CEO of Macmillan Education; SVP, International at The McGraw-Hill Companies; and President, Higher Education at both Pearson Education EMEA and Prentice Hall Europe. Earlier in his career, he held sales leadership roles with the Times Mirror Group in the U.S., Europe and the Middle East.

About McGraw Hill

McGraw Hill (NYSE: MH) is a leading global provider of education solutions for preK-12, higher education and professional learning, supporting the evolving needs of millions of educators and students around the world. We provide trusted, high-quality content and personalized learning experiences that use data, technology and learning science to help students progress towards their goals. Through our commitment to fostering a culture of innovation and belonging, we are dedicated to improving outcomes and access to education for all. We have over 30 offices across North America, Asia, Australia, Europe, the Middle East and South America, and make our learning solutions available in more than 80 languages. Visit us at mheducation.com or find us on Facebook, Instagram, LinkedIn or X.

Safe Harbor Statement

This press release includes statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995. These forward-looking statements can be identified by the use of forward-looking terminology, including terms such as “believes,” “estimates,” “anticipates,” “expects,” “projects,” “intends,” “plans,” “may,” “will,” “should” or “seeks,” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts and include, but are not limited to, statements regarding the Company’s intentions, beliefs or current expectations concerning, among other things, the Company’s results of operations, financial condition, liquidity, prospects, growth, strategies and the industry in which it operates. By their nature, forward-looking statements involve risks and uncertainties, as they relate to events and depend on circumstances that may or may not occur in the future. The Company’s expectations, beliefs and projections are expressed in good faith, and the Company believes there is a reasonable basis for them; however, the Company cautions readers that forward-looking statements are not guarantees of future performance and that the Company’s actual results of operations, financial condition and liquidity, and the developments in the industry in which the Company operates, may differ materially from those made in or suggested by the forward-looking statements contained in this press release. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this press release, including those described under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s final prospectus filed pursuant to Rule 424(b) under the Securities Act, filed on July 24, 2025, the Company’s Quarterly Report on Form 10-Q, filed on November 12, 2025, and in other filings made with the U.S. Securities and Exchange Commission. In addition, even if our results of operations, financial condition and liquidity, and the developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods. Any forward-looking statements the Company makes in this press release speak only as of the date of such statement. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities law.

Media Contacts:

Cathy McManus

Cathy.mcmanus@mheducation.com

Tyler Reed

Tyler.reed@mheducation.com

Investor Contacts:

Danielle Kloeblen

Danielle.kloeblen@mheducation.com

Zack Ajzenman

Zack.ajzenman@mheducation.com